Vanguard Multi-Sector Income Bond Fund
Supplement Dated June 2, 2025, to the Prospectus and Summary Prospectus Dated January 31, 2025
Important Changes to Vanguard Multi-Sector Income Bond Fund (the Fund)

Prospectus and Summary Prospectus Text Changes
The following text replaces the last paragraph under the heading “Principal Investment Strategies” in the Fund Summary section:
In addition to foreign currency exchange forward contracts, the Fund may invest in other derivatives instruments, such as options, futures contracts, or other swap agreements. The Fund may also invest in structured products, including asset-backed securities, agency and non-agency commercial and residential mortgage-backed securities, collateralized mortgage obligations, variable rate demand notes issued by governments or government agencies, and collateralized loan obligations.
The following risks are added under the heading “Principal Risks” in the Fund Summary section:
Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
Management of certain similar funds risk. The name, investment objective, principal investment strategies, and risks of the Fund are similar to another separate fund managed by the Fund’s portfolio managers. However, the investment results of the Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, that other fund.

Structured products risk. The Fund is subject to structured products risk. Structured products are subject to the risks associated with their underlying assets and may decline in value due to changes in their underlying assets. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with credit investments, structured products carry additional risks, including: the collateral may decline in value or default, the distributions from collateral securities may not be adequate to make interest or other payments, and the structured products may be subordinate to other classes.
The following text is added in the More on the Fund section:
A Similar But Distinct Vanguard Fund
The Fund offered by this prospectus should not be confused with Vanguard Multi-Sector Income Bond ETF, a separate Vanguard fund that shares an investment objective and similar principal investment strategies and risks. Differences in scale, certain investment processes, and underlying holdings are expected to produce different investment returns by the funds. To obtain a prospectus for Vanguard Multi-Sector Income Bond ETF, please call 800-662-7447.
Also in the More on the Fund section, the following text is added as the last paragraph, immediately before the heading “Security Selection”:

The Fund is subject to structured products risk. Structured products are subject to the risks associated with their underlying assets and may decline in value due to changes in their underlying assets. Certain structured products may be thinly traded or have a limited trading market, and as a result may be characterized as illiquid. Structured products are also subject to credit risk; the assets backing the structured product may be insufficient to pay interest or principal. In addition to the general risks associated with credit investments, structured products carry additional risks, including: the collateral may decline in value or default, the distributions from collateral securities may not be adequate to make interest or other payments, and the structured products may be subordinate to other classes.

The following is added under the heading “Security Selection” in the More on the Fund section, immediately after the description of U.S. government and agency bonds:
Plain Talk About U.S. Government-Sponsored Enterprises
A variety of U.S. government-sponsored enterprises (GSEs), such as the
Federal Home Loan Mortgage Corporation (FHLMC), the Federal National
Mortgage Association (FNMA), and the Federal Home Loan Banks (FHLBs),
issue debt and mortgage-backed securities. Although GSEs may be chartered or sponsored by acts of Congress, they are not funded by congressional appropriations. In September of 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal
Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Generally, a GSE’s securities are neither issued nor guaranteed by the
U.S. Treasury and are not backed by the full faith and credit of the U.S.
government. In most cases, these securities are supported only by the credit of the GSE, standing alone. In some cases, a GSE’s securities may be supported by the ability of the GSE to borrow from the U.S. Treasury or may be supported by the U.S. government in some other way. Securities issued by the Government National Mortgage Association (GNMA), however, are backed by the full faith and credit of the U.S. government.

Under the heading “Security Selection” in the More on the Fund section, the disclosures regarding bank loans, preferred stocks, and convertible securities are removed and added under the heading “Other Investment Policies and Risks” within the same section.
Benchmark Name Change
In addition, the name of the Fund’s relevant market index has changed from the Bloomberg Multi-Sector Income Bond Composite Index to the Multisector Income Bond Composite Index. The components of the index have also changed to include structured products, including asset-backed securities, agency and non-agency commercial and residential mortgage-backed securities, collateralized mortgage obligations, variable rate demand notes issued by the government or government agencies, and collateralized loan obligations. The Multisector Income Bond Composite Index, which is a custom index comprised of four underlying Bloomberg benchmarks that collectively represent the fixed income markets, is weighted 50% Bloomberg U.S. High Yield Corporate Ba/B 2%

Issuer Cap Index, 30% Bloomberg U.S. Intermediate Credit Index, 10% Bloomberg Emerging Market USD Government RIC, and 10% Bloomberg US ABS 1-5 Year Index.
Returns for the updated benchmark will be included in future prospectus updates.

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